UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                                      (Zip code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

The registrant is filing this Amendment to its Certified Shareholder Report of Registered Management Investment Companies on Form N-CSR filed with the U.S. Securities and Exhange Commission on December 10, 2015 to amend Item 1 "Reports to Stockholders" to add the Company History, as well as the biographies for the lead Portfolio Manager and Co-Portfolio Manager of QCI Asset Management, Inc.  Other than the aforementioned revisions, this Form N-CSR/A does not reflect events occuring after the filing of the original Form N-CSR or modify or update the dislcosures therein in any way.

Annual Report 2015

September 30, 2015

QCI Balanced Fund

QCI Asset Management, Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the QCI Balanced Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The QCI Balanced Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Rd., Suite 200, Raleigh, NC, 27609. There is no affiliation between the QCI Balanced Fund, including its principals, and Capital Investment Group, Inc.

Company History

Originally founded in 1975, QCI Asset Management is a completely independent, 100% employee owned firm, managing investment portfolios for high net worth individuals, trusts, pension and retirement plans, corporations, higher education and other non-for- profit clients. We also provide objective, fee-based consulting advice to the fiduciaries for participant-directed retirement plans.

You Come First. Your financial success is what drives us. We're focused on helping you achieve your goals for the future. Highly responsive client service and regular, proactive communication is what you can expect from us.

Right Sized for Success. QCI Asset Management is small enough to offer you the personal service you deserve, yet large enough to back up that service with knowledgeable talent experienced in the finance industry. We conduct our own investment research and provide a wide range of services, all without selling you commission based financial products.

Consistent, Responsible Investment Practices. The basic principles of good investing never change. At QCI, we've used the same fundamental approach for over forty years, because it works. Accounts are structured with the goal of achieving acceptable, absolute performance during strong "up" markets, while providing superior relative returns in "down" markets. We follow well-defined processes at every step, with focused attention to detail and precision.

This time-tested approach is now broadly available via our QCI Balanced Fund. For more information and a prospectus, please call (800) 836-3960.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the QCI Balanced Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: common stocks, preferred stock risk, derivative risk, fixed income risk, interest rate risk, general market risk, sector risk, large-cap securities risk, small-cap and mid-cap securities risk, micro-cap securities risk, risks related to investing in other investment companies, and investment advisor risk.  More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at e-qci.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about November 30, 2015.

For More Information on Your QCI Balanced Fund:

See Our Web site at e-qci.com
or
Call Our Shareholder Services Group at 800-773-3863.

Dear Shareholder:

The US experienced a bit of Déjà vu thus far in 2015.  After a lackluster winter, GDP had a nice spring thaw.  Alas, much like we saw in 2014, the rally proved short lived.  Economic data have slowed over the past few months, and the stock market has reminded us what volatility looks like.  Our call that the Federal Reserve would not raise rates in 2015 seemed outlandish earlier in the year, but is now consensus.  The recent global volatility, lack of inflation, and waning economic growth has pushed out the prospect of rising rates to the spring for the time being.

The raging bull market in US equities is now over six years old.  Until August, we have not had a drop of more than 10% in the past four years.  The correction we had been expecting finally arrived with a bang as the Dow Jones Industrial Average dropped almost 2,000 points in just 5 trading days in August.   These sharp drops in the market can be very unsettling, though they also present opportunities.  While the broad S&P 500 index declined just over 12% from the new all-time highs reached in May to the low in August, certain sectors bore the brunt of the pain.  Energy and transportation stocks were down almost 30% and 20%, respectively, over the same period.

As we sit to write this letter in late October, the market recovered most of its losses, and is less than 3% off of the all-time highs.  We reduced our dramatic underweight to stocks in early October, though still maintain a defensive allocation with just under 50% of the portfolio invested in stocks.  Our heavy investment in technology has performed well.  During the tumultuous end of summer, we added to positions in Spectra Energy and Twitter opportunistically.  While we were a bit early to overweight energy, we think there is a lot of value in the sector and are maintaining our exposure.  Expect to see continued swings in the stock market as investors come to grips with continued global lackluster economic growth and the prospect of rising interest rates.

We are overweight bonds in general in an effort to reduce portfolio risk given our tenuous outlook on stocks in the short-term, and continue to favor corporate bonds over treasury bonds because they offer more income.  The average maturity of the fixed income portfolio remains shorter than our historical average to protect against rising interest rates.   Longer-term, we believe interest rates have to rise, and having short maturities allows us to reinvest maturities in higher yielding longer-term bonds.

Thank you for your continued trust.  We always welcome questions or comments.

Sincerely,

Average Annual Total Returns (Unaudited)	One Year	Since Inception*	Net Expense Ratio**	Gross Expense Ratio***
QCI Balanced Fund – Institutional Class Shares	(1.63)%	1.91%	1.00%	1.69%
55% S&P 500 Total Return Index, 40% Barclays G/C Intermediate Index, and 5% Bank of America 30 Day Treasury Bill	0.70%	4.72%	N/A	N/A

The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month-end, please visit ncfunds.com or call the Fund at (800) 773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

*The Fund's inception date was January 30, 2014 for the Institutional Class Shares.

**The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan, and acquired fund fees and expenses) to not more than 1.00% of the average daily net assets of the Fund through January 31, 2016.  The Expense Limitation Agreement may not be terminated prior to that date.  The Expense Limitation Agreement may not be prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

***Gross expense ratio is from the Fund's prospectus dated January 28, 2015.

Disclosure:
Statements in this Annual Report reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements.  No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements.  Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.  There is no affiliation between the Underwriter and Distributor, Capital Investment Group, Inc., and QCI Asset Management, Inc.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.

QCI Balanced Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from January 30, 2014 (Date of Initial Public Investment) to September 30, 2015

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 at January 30, 2014 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts performance of the QCI Balanced Fund versus a combination of three indices: 55% of the S&P 500 Total Return Index, 40% of the Barclays G/C Intermediate Index, and 5% of the Bank of America 30 Day Treasury Bill. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
September 30, 2015	Year	Inception	Date	Ratio*
QCI Balanced Fund - Institutional Class Shares	-1.63%	1.91%	01/30/14	1.69%
55% S&P 500 Total Return Index, 40% Barclays G/C
Intermediate Index, and 5% Bank of America 30 Day
Treasury Bill	0.70%	4.72%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated January 28, 2015.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

QCI Balanced Fund

Schedule of Investments

As of September 30, 2015
	Principal	Coupon Rate	Maturity Date	Value (Note 1)

CORPORATE BONDS - 23.80%
Anheuser-Busch InBev Worldwide, Inc.	$650,000	1.375%	7/15/2017	$649,812
Apple, Inc.	650,000	2.850%	5/6/2021	666,627
Caterpillar Financial Services Corp.	350,000	5.450%	4/15/2018	383,758
Caterpillar Financial Services Corp.	300,000	7.050%	10/1/2018	346,010
Cisco Systems, Inc.	650,000	4.950%	2/15/2019	717,250
Comcast Corp.	650,000	3.125%	7/15/2022	660,876
ConocoPhillips	600,000	5.750%	2/1/2019	674,063
CVS Health Corp.	280,000	5.750%	6/1/2017	300,510
CVS Health Corp.	370,000	2.750%	12/1/2022	363,920
Duke Energy Florida LLC	210,000	5.800%	9/15/2017	228,027
Duke Energy Indiana, Inc.	435,000	6.050%	6/15/2016	450,864
General Mills, Inc.	405,000	5.700%	2/15/2017	429,565
General Mills, Inc.	245,000	5.650%	2/15/2019	272,571
John Deere Capital Corp.	255,000	2.000%	1/13/2017	258,617
John Deere Capital Corp.	225,000	2.800%	9/18/2017	231,669
John Deere Capital Corp.	170,000	2.050%	3/10/2020	169,675
Lockheed Martin Corp.	650,000	2.125%	9/15/2016	657,560
Marathon Oil Corp.	550,000	5.900%	3/15/2018	594,070
Microsoft Corp.	650,000	2.375%	5/1/2023	634,956
Norfolk Southern Corp.	275,000	7.700%	5/15/2017	302,308
Norfolk Southern Corp.	120,000	5.750%	4/1/2018	131,232
Norfolk Southern Corp.	250,000	3.250%	12/1/2021	254,508
The Southern Co.	385,000	1.950%	9/1/2016	387,941
The Southern Co.	265,000	2.450%	9/1/2018	267,936
Verizon Communications, Inc.	450,000	2.500%	9/15/2016	456,183
Verizon Communications, Inc.	200,000	2.000%	11/1/2016	202,126

Total Corporate Bonds (Cost $10,719,233)				10,692,634

FEDERAL AGENCY OBLIGATIONS - 7.01%
Federal Farm Credit Banks	200,000	1.850%	9/19/2018	204,865
Federal Farm Credit Banks	125,000	4.125%	3/4/2019	136,961
Federal Farm Credit Banks	50,000	1.480%	6/12/2019	50,007
Federal Home Loan Banks	490,000	1.750%	12/14/2018	499,959
Federal Home Loan Banks	45,000	1.625%	6/14/2019	45,614
Federal Home Loan Banks	135,000	4.375%	6/14/2019	149,974
Federal Home Loan Banks	250,000	5.125%	8/15/2019	285,776
Federal Home Loan Banks	375,000	4.500%	9/13/2019	420,570
Federal Home Loan Banks	1,070,000	4.125%	3/13/2020	1,194,246
Federal Home Loan Banks	100,000	1.540%	5/15/2020	99,545
Federal Home Loan Banks	60,000	1.600%	10/22/2020	59,559

Total Federal Agency Obligations (Cost $3,109,787)				3,147,076

				(Continued)

QCI Balanced Fund

Schedule of Investments - Continued

As of September 30, 2015
	Principal	Coupon Rate	Maturity Date	Value (Note 1)

UNITED STATES TREASURY NOTES - 15.63%
United States Treasury Note	$1,700,000	1.875%	8/31/2017	$1,739,710
United States Treasury Note	1,700,000	1.375%	6/30/2018	1,722,933
United States Treasury Note	1,250,000	1.625%	11/15/2022	1,237,890
United States Treasury Note	2,250,000	2.375%	8/15/2024	2,317,383

Total United States Treasury Notes (Cost $6,904,404)				7,017,916

COMMON STOCKS - 47.32%			Shares

Consumer Discretionary - 6.11%
* Amazon.com, Inc.			1,000	511,890
Dick's Sporting Goods, Inc.			8,700	431,607
Ford Motor Co.			27,000	366,390
Lowe's Cos., Inc.			3,300	227,436
Starbucks Corp.			6,300	358,092
The TJX Cos., Inc.			6,600	471,372
Twenty-First Century Fox, Inc.			14,000	377,720
				2,744,507
Consumer Staples - 2.64%
Altria Group, Inc.			7,175	390,320
PepsiCo, Inc.			3,785	356,926
The Procter & Gamble Co.			6,085	437,755
				1,185,001
Energy - 5.21%
Chevron Corp.			5,025	396,372
ConocoPhillips			7,850	376,486
Exxon Mobil Corp.			9,500	706,325
Schlumberger Ltd.			5,975	412,096
Spectra Energy Corp.			17,000	446,590
				2,337,869
Financials - 9.08%
ACE Ltd.			3,075	317,955
American Express Co.			5,000	370,650
Bank of America Corp.			31,100	484,538
* Berkshire Hathaway, Inc.			4,000	521,600
Financial Institutions, Inc.			8,000	198,240
JPMorgan Chase & Co.			7,950	484,711
Manning & Napier, Inc.			30,000	220,800
State Street Corp.			3,500	235,235
The PNC Financial Services Group, Inc.			4,350	388,020
Ventas, Inc.			8,000	448,480
Wells Fargo & Co.			7,950	408,233
				4,078,462

				(Continued)

QCI Balanced Fund

Schedule of Investments - Continued

As of September 30, 2015
		Shares	Value (Note 1)

COMMON STOCKS - Continued

Health Care - 4.66%
	Abbott Laboratories	7,500	$301,650
	AbbVie, Inc.	6,125	333,261
	Amgen, Inc.	2,225	307,762
	Bristol-Myers Squibb Co.	6,200	367,040
	Johnson & Johnson	4,275	399,071
	Zimmer Biomet Holdings, Inc.	4,075	382,765
			2,091,549
Industrials - 3.19%
	Caterpillar, Inc.	5,000	326,800
	General Electric Co.	17,500	441,350
	The LS Starrett Co.	10,874	131,358
*	Transcat, Inc.	15,054	146,775
	United Parcel Service, Inc.	3,925	387,358
			1,433,641
Information Technology - 11.50%
	Apple, Inc.	8,835	974,500
*	Check Point Software Technologies Ltd.	4,425	351,035
	Cisco Systems, Inc.	14,500	380,625
	Corning, Inc.	44,000	753,280
*	Digimarc Corp.	3,000	91,650
	EMC Corp.	14,200	343,072
*	Google, Inc.	666	405,208
	Intel Corp.	12,700	382,778
	International Business Machines Corp.	1,665	241,375
	MasterCard, Inc.	3,900	351,468
	Microsoft Corp.	7,150	316,459
*	Palo Alto Networks, Inc.	1,775	305,300
*	Twitter, Inc.	10,000	269,400
			5,166,150
Materials - 1.90%
	Ecolab, Inc.	5,000	548,600
	Nucor Corp.	8,075	303,216
			851,816
Telecommunications - 0.89%
	Verizon Communications, Inc.	9,225	401,380

Utilities - 2.14%
	Duke Energy Corp.	6,500	467,610
	The Southern Co.	11,000	491,700
			959,310

	Total Common Stocks (Cost $22,284,036)		21,249,685

			(Continued)

QCI Balanced Fund

Schedule of Investments - Continued

As of September 30, 2015
	Shares	Value (Note 1)

EXCHANGE-TRADED PRODUCT - 0.95%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	4,500	$425,790

Total Exchange-Traded Product (Cost $473,672)		425,790

OPEN-END FUND - 2.55%
Templeton Global Bond Fund	100,645	1,144,329

Total Open-End Fund (Cost $1,296,561)		1,144,329

SHORT-TERM INVESTMENT - 2.08%
§ Federated Government Obligations Fund, 0.01%	932,990	932,990

Total Short-Term Investment (Cost $932,990)		932,990

Total Value of Investments (Cost $45,720,683) - 99.34%		$44,610,420

Other Assets Less Liabilities - 0.66%		298,569

Net Assets - 100.00%		$44,908,989

* Non-income producing investment
§ Represents 7 day effective yield

Summary of Investments
	% of Net
	Assets	Value
Corporate Bonds	23.80%	$10,692,634
Federal Agency Obligations	7.01%	3,147,076
United States Treasury Notes	15.63%	7,017,916
Consumer Discretionary	6.11%	2,744,507
Consumer Staples	2.64%	1,185,001
Energy	5.21%	2,337,869
Financials	9.08%	4,078,462
Health Care	4.66%	2,091,549
Industrials	3.19%	1,433,641
Information Technology	11.50%	5,166,150
Materials	1.90%	851,816
Telecommunications	0.89%	401,380
Utilities	2.14%	959,310
Exchange-Traded Product	0.95%	425,790
Open-End Fund	2.55%	1,144,329
Short-Term Investment	2.08%	932,990
Other Assets less Liabilities	0.66%	298,569
Total	100.00%	$44,908,989

See Notes to Financial Statements

QCI Balanced Fund

Statement of Assets and Liabilities

As of September 30, 2015

Assets:
Investments, at value (cost $45,720,683)	$44,610,420
Receivables:
Fund shares sold	198,810
Dividends and interest	144,328
Prepaid expenses:
Registration and filing expenses	3,219
Fund accounting fees	2,302
Compliance services fees	833

Total assets	44,959,912

Liabilities:
Payables:
Fund shares purchased	3,060
Distributions	2,216
Accrued expenses:
Advisory fees	23,711
Professional fees	13,750
Administrative fees	4,323
Custody fees and banking expenses	2,191
Shareholder fulfillment expenses	800
Securities pricing fees	500
Insurance fees	200
Registration and filing expenses	172

Total liabilities	50,923

Net Assets	$44,908,989

Net Assets Consist of:
Paid in Interest	$46,423,040
Undistributed net investment income	11
Accumulated net realized loss on investments	(403,799)
Net unrealized depreciation on investments	(1,110,263)

Total Net Assets	$44,908,989
Institutional Class Shares Outstanding, no par value (unlimited authorized shares)	4,401,197
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$10.20

See Notes to Financial Statements

QCI Balanced Fund

Statement of Operations

For the fiscal year ended September 30, 2015

Investment Income:
Dividend income	$523,698
Interest income	292,012

Total Investment Income	815,710

Expenses:
Advisory fees (Note 2)	299,149
Administration fees (Note 2)	39,671
Fund accounting fees (Note 2)	32,023
Professional fees	23,509
Transfer agent fees (Note 2)	22,956
Securities pricing fees	10,773
Custody fees (Note 2)	10,737
Compliance service fees (Note 2)	9,599
Shareholder fulfillment expenses	8,727
Registration and filing fees	8,660
Trustee fees and meeting expenses	8,500
Insurance fees	2,393

Total Expenses	476,697

Advisory fees waived (Note 2)	(79,988)

Net Expenses	396,709

Net Investment Income	419,001

Realized and Unrealized Loss on Investments

Net realized loss from investment transactions	(417,839)
Net realized gain from options written	18,515

Net change in unrealized depreciation on investments	(1,064,670)

Net Realized and Unrealized Loss on Investments	(1,463,994)

Net Decrease in Net Assets Resulting from Operations	$(1,044,993)

See Notes to Financial Statements

QCI Balanced Fund

Statements of Changes in Net Assets

For the period or fiscal year ended September 30,	2015	2014 (a)

Operations:
Net investment income	$419,001	$60,894
Net realized gain (loss) from investment transactions	(417,839)	123,289
Net realized gain from options written	18,515	-
Net change in unrealized depreciation on investments	(1,064,670)	(45,593)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,044,993)	138,590

Distributions to Shareholders (Note 4):
Net investment income	(479,884)	-
Net realized gain from investment transactions	(127,764)	-

Decrease in Net Assets Resulting from Distributions	(607,648)	-

Beneficial Interest Transactions:
Shares sold	23,795,596	38,755,397
Reinvested dividends and distributions	605,328	-
Shares repurchased	(6,305,182)	(10,428,099)

Increase in Net Assets from Beneficial Interest Transactions	18,095,742	28,327,298

Net Increase in Net Assets	16,443,101	28,465,888

Net Assets:
Beginning of period	28,465,888	-
End of period	$44,908,989	$28,465,888

Undistributed Net Investment Income	$11	$60,894

Institutional Share Class Information:
Shares sold	2,237,333	3,694,857
Reinvested Distributions	57,444	-
Shares repurchased	(597,115)	(991,322)

Net Increase in Shares of Beneficial Interest	1,697,662	2,703,535

(a)	For the period from January 30, 2014 (Date of Initial Public Investment) through September 30, 2014.

See Notes to Financial Statements

QCI Balanced Fund

Financial Highlights

For a share outstanding during the period	Institutional Class Shares
or fiscal year ended September 30,	2015	2014	(d)

Net Asset Value, Beginning of Period	$10.53	$10.00

Income from Investment Operations:
Net investment income	0.10	0.02
Net realized and unrealized gain(loss) on securities	(0.27)	0.51

Total from Investment Operations	(0.17)	0.53

Less Distributions to Shareholders:
Net investment income	(0.12)	-
Net realized gains	(0.04)	-

Total from Distributions to Sharehodlers	(0.16)	-

Net Asset Value, End of Period	$10.20	$10.53

Total Return	(1.63)%	5.30%	(b)

Net Assets, End of Period (in thousands)	$44,909	$28,466

Ratios of:
Gross Expenses to Average Net Assets (c)	1.20%	1.65%	(a)
Net Expenses to Average Net Assets (c)	1.00%	1.00%	(a)
Net Investment Income to Average Net Assets	1.05%	0.80%	(a)

Portfolio turnover rate	24.04%	28.77%	(b)

(a) Annualized.
(b) Not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	For a share outstanding during the period from January 30, 2014 (Date of Initial Public Investment) through September 30, 2014.

See Notes to Financial Statements

QCI Balanced Fund

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The QCI Balanced Fund (the "Fund") is a series of the Starboard Investment Trust (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Fund is a separate diversified series of the Trust and commenced operations on January 30, 2014. The investment objective of the Fund is to balance current income and principal conservation with the opportunity for long-term growth.  The Fund seeks to achieve its investment objective by investing in a diverse portfolio of corporate, agency, and U.S. Government fixed income securities, preferred stock, common stock of primarily large and mid-capitalization issuers, and derivative securities.  Allocation to equity and fixed income securities will range from 25%-75% of assets.
The Fund currently has an unlimited number of authorized shares, which are divided into two classes - Institutional Class Shares and Retail Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical, except for differences in ongoing distribution and service fees. The Retail Class Shares are subject to distribution plan fees as described in Note 3. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.  As of September 30, 2015, no Retail Class Shares have been issued.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Investment Valuation
The Fund's investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Each Fund may invest in portfolios of open-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.  Open-ended funds are valued at their respective net asset values as reported by such investment companies.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

(Continued)

QCI Balanced Fund

Notes to Financial Statements

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2015 for the Fund's assets measured at fair value:

QCI Balanced Fund
Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Corporate Bonds	$10,692,634	$-	$10,692,634	$-
Federal Agency Obligations	3,147,076	-	3,147,076	-
United States Treasury Notes	7,017,916	-	7,017,916	-
Common Stocks*	21,249,685	21,249,685	-	-
Exchange-Traded Product	425,790	425,790	-	-
Open-End Fund	1,144,329	1,144,329	-	-
Short-Term Investment	932,990	932,990	-	-
Total Assets	$44,610,420	$23,752,794	$20,857,626	$-

 *    Refer to the Schedule of Investments for industry classification.
(a) The Fund had no transfers into or out of Level 1, 2, or 3 during the fiscal year ended September 30, 2015.  It is the Fund's policy to record transfers at the end of the year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion/amortization of discounts and premiums using the effective interest method.  Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of Trust level expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any), monthly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

(Continued)

QCI Balanced Fund

Notes to Financial Statements

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is more or less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Written options are non-income producing securities.

A summary of option contracts written by the Fund during the fiscal year ended September 30, 2015 were as follows:

	Call Options		Put Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Year	-	$-	-	$-
Options written	60	23,460	15	5,690
Options closed	(10)	(4,000)	(15)	(5,690)
Options exercised	(10)	(2,990)	-	-
Options expired	(40)	(16,470)	-	-
Options Outstanding, End of Year	-	$-	-	$-

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in the net assets.  Realized gain and loss and unrealized appreciation and depreciation on these derivatives for the year are included in the Statement of Operations.  The contract amounts listed above in the table serve as an indicator of the volume of derivative activity in the Fund.

There were no derivative instruments outstanding as of September 30, 2015 and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund as shown in the options contracts table above.

(Continued)

QCI Balanced Fund

Notes to Financial Statements

The following table sets forth the effect of the option contracts on the Statement of Operations for the fiscal year ended September 30, 2015:

Derivative Type	Location	Gains (Losses)
Equity Contracts – written options	Net realized gain from options written	$ 18,515

Equity Contracts – written options	Change in unrealized depreciation on options written	$ -

2.    Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to QCI Asset Management, Inc. (the "Advisor") calculated at the annual rate of 0.75% of the Fund's average daily net assets.  For the fiscal year ended September 30, 2015, $299,149 in advisory fees were incurred and $79,988 in advisory fees were waived by the Advisor.

The Advisor has entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, borrowing costs, fees and expenses of other investment companies in which the Fund invests, and other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.00% of the average daily net assets of the Fund for the current fiscal year.  The current term of the Expense Limitation Agreement remains in effect until January 31, 2016.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.

Administrator
The Fund pays a monthly fee to The Nottingham Company (the "Administrator") based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee as to procure and pay the Fund's custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees (minimum monthly)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $100 million	0.100%	First $100 million	0.020%	$2,250	0.01%	$150 per state
Next $150 million	0.080%	Over $100 million	0.009%
Next $250 million	0.060%
Next $500 million	0.050%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $1 billion	0.040%
Over $2 billion	0.030%

The Fund incurred $39,671 in administration fees, $10,737 in custody fees, and $32,023 in fund accounting fees for the fiscal year ended September 30, 2015.

(Continued)

QCI Balanced Fund

Notes to Financial Statements

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  It receives compensation for its services based upon $21 per shareholder per year, subject to a minimum fee of $1,750 per month, plus $500 for each additional class. For the fiscal year ended September 30, 2015, the Fund incurred $22,956 in transfer agent fees.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Certain officers of the Trust are also officers of the Administrator.

3.    Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan").  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the average daily net assets of the Retail Class Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended September 30, 2015, no fees were incurred by the Fund.

4.    Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$21,937,648	$7,750,918

Purchases of Government Securities	Proceeds from Sales of Government Securities
$7,132,204	$1,225,621

5.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund's tax positions taken on federal income tax returns for the open tax year/period ended for September 30, 2014 and September 30, 2015, and the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the open tax year/period, the Fund did not incur any interest or penalties.

(Continued)

QCI Balanced Fund

Notes to Financial Statements

Distributions during the fiscal year or period ended were characterized for tax purposes as follows:

Distributions from
For the Fiscal Period/Year Ended	Ordinary Income	Long-Term- Capital Gains
09/30/2015	$ 607,648	$ -
09/30/2014	$ -	$ -

 At September 30, 2015, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments		$45,725,158

Unrealized Appreciation	$	,279,947
Unrealized Depreciation		(2,394,685)
Net Unrealized Depreciation		(1,114,738)

Undistributed Net Investment Income		11
Accumulated Net Capital Losses		(68,647)
Deferred Post-October Capital Losses		(330,677)

Accumulated Deficit		$(1,514,051)

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses from wash sales.  For tax purposes, the current year post-October loss was $330,677 realized during the period from November 1, 2014 through September 30, 2015.  The Fund has a capital loss carryforward of $68,647, which is short-term in nature and has no expiration.  Post-October losses will be recognized for tax purposes on the first business day of the Fund's next fiscal year, October 1, 2015.

6.    Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.    Recent Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)."  The amendments in ASU No. 2015-07 remove the requirement to categorize investments within the fair value hierarchy measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

(Continued)

QCI Balanced Fund

Notes to Financial Statements

8.  Subsequent Events

In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Starboard Investment Trust
 and the Shareholders of the QCI Balanced Fund

We have audited the accompanying statement of assets and liabilities of the QCI Balanced Fund (the "Fund"), a series of shares of beneficial interest of the Starboard Investment Trust, including the schedule of investments, as of September 30, 2015, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period January 30, 2014 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the QCI Balanced Fund as of September 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period January 30, 2014 through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America

BBD, LLP

Philadelphia, Pennsylvania
November 30, 2015

QCI Balanced Fund

Additional Information
(Unaudited)

1.    Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.    Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.    Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended September 30, 2015.

During the fiscal year ended September 30, 2015, the Fund paid no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.    Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

(Continued)

QCI Balanced Fund

Additional Information
(Unaudited)

Institutional Class Shares	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 956.38	$4.89
	$1,000.00	$1,020.05	$5.06
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.00%,    multiplied by 183/365 (to reflect the one-half year period).

5.    Approval of Investment Advisory Agreement
The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement.  At a quarterly meeting of the Fund's Board of Trustees on August 20, 2015, the Trustees approved the Investment Advisory Agreement through October 31, 2016.  In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii)  investment performance of the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (v) the Advisor's practices regarding brokerage and portfolio transactions; and (vi) the Advisor's practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation, the Investment Advisory Agreement for the Fund; a memorandum from the Advisor to the Trustees containing information about the Advisor, its business, its finances, its personnel, its services to the Fund, and comparative expense ratio information for other mutual funds with a strategy similar to the Fund; and a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund's inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations; its coordination of services for the Fund among the Fund's service providers; and its efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares. The Trustees noted that the Advisor seeks to achieve the Fund's investment objective by using an opportunistic investment strategy with a deep value bias in selecting individual securities. The Trustees further noted that the principal executive and financial officer of the Fund were provided by the Advisor and serve without additional compensation from the Fund.  Mr. Shill reported that he had added two analysts.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor's business, the Advisor's compliance program, and the Advisor's Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

In considering the investment performance of the Advisor, the Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and applicable peer group data (e.g., Bloomberg peer group average). The Trustees noted that the return for the one-year period ended June 30, 2014 was 1.08%, which outperformed the returns of some of the comparable funds and underperformed the returns of other comparable funds and the peer group average. The Trustees then noted that the return for the six-month period ended June 30, 2015 was -0.58%, which lagged the comparable funds and the peer group average. The Trustees also considered the consistency of the Advisor's management of the Fund with its investment objective and policies. After reviewing the short and long-term investment performance of the Fund, the Advisor's experience managing the Fund, the Advisor's historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(Continued)

QCI Balanced Fund

Additional Information
(Unaudited)

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Advisor from the relationship with the Fund, the Trustees reviewed the Advisor's staffing, personnel, and methods of operating; the education and experience of the Advisor's personnel; the Advisor's compliance program; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset level of the Fund; and the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Advisor; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm. The Trustees noted that the Advisor either makes payments to the Administrator or directly pays for certain expenses of the Fund under an Operating Plan in order to help limit the Fund's annual operating expenses. The Trustees agreed that excess profitability was not a concern at this time. The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor's name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor as well. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the Fund's management fees were higher than the comparable funds and lower than the peer group average. The Trustees also determined that the Fund's net expense ratio was higher than some of the comparable funds and equal to others and was lower than the peer group average. The Trustees noted that the Fund was smaller than the peer group average. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors, the Trustees considered that the Fund's fee arrangements with the Advisor. The Trustees noted that although the maximum management fee under the Investment Advisory Agreement would stay the same regardless of the Fund's asset levels, the Advisor had agreed to make payments to the Administrator at lower asset levels in order to help limit the Fund's expenses. The Trustees pointed out that the Fund would benefit from economies of scale under agreements with service providers other than the Advisor. In particular, it was noted that the Fund's administration fee was a significant component of the gross expense ratio and that the agreement utilized breakpoints in its fee schedule that allowed the Fund's shareholders to benefit from economies of scale. The Trustees also noted that economies of scale were unlikely to be realized in the near future due to the size of the Fund. It was pointed out that breakpoints in the management fee could be reconsidered in the future.  Mr. Shill advised that he would revisit the matter of breakpoints when the Fund reaches $100 million in assets.  Following further discussion of the Fund's asset level, expectations for growth, and fee levels, the Board determined that the Fund's fee arrangements with the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). The Trustees noted, among other things, that the Fund rarely trades blocks of shares which require special handling and that the average commission rate for the Fund was approximately $0.03 per share. After further review and discussion, the Board determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Advisor's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Advisor's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor's code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor's standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

(Continued)

QCI Balanced Fund

Additional Information
(Unaudited)

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.

6.    Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended September 30, 2015 from the Fund for their services to the Fund and Trust.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Michael G. Mosley Age: 62	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	28	None.
Theo H. Pitt, Jr. Age: 79	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	28
Independent Trustee of World Funds Trust for its twelve series, Gardner Lewis Investment Trust for its two series, Vertical Capital Investors Trust for its two series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

(Continued)

QCI Balanced Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James H. Speed, Jr. Age: 62	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003.	28
Independent Trustee of the Brown Capital Management Mutual Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Centaur Mutual Funds Trust for its one series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of Nottingham Investment Trust II for its four series from 2000 until 2010 and New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 55	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	28	None.
Other Officers
H. Edward Shill, CFA Age: 51 40A Grove Street Pittsford, NY 14534	President (QCI Balanced Fund)	Since 12/13	Chief Investment Officer and Portfolio Manager of QCI Asset Management, Inc.	n/a	n/a
Gerald Furciniti Age: 37 40A Grove Street Pittsford, NY 14534	Treasurer (QCI Balanced Fund)	Since 12/13	Portfolio Manager and Senior Equity Analyst at QCI Asset Management since 2001.	n/a	n/a
Katherine M. Honey Age: 42	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Matthew J. Beck Age: 27	Secretary	Since 05/15	General Counsel of The Nottingham Company since 2014.	n/a	n/a
Ashley E. Harris Age: 31	Treasurer, Assistant Secretary and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a

(Continued)

QCI Balanced Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John Canning Age: 45	Chief Compliance Officer	Since 8/14	Managing Director, Cipperman Compliance Services, LLC (2011-present). Formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).	n/a	n/a

Edward Shill, CFA

LEAD PORTFOLIO MANAGER

EDUCATION

Chartered Financial Analyst (CFA) designation
University Center Binghamton, MS Economics and Finance
SUNY Brockport, BS Economics and Finance

SPECIALIZATIONS

Ed is Principal and Chief Investment Officer of QCI focusing on asset allocation and portfolio construction. Other primary responsibilities include portfolio management for institutional and taxable clients.

GENERAL BACKGROUND

Joined the firm in 1992, after having served as an analyst and portfolio manager for five years for Fleet/Norstar Investment Advisors.

Gerald Furciniti, CFA

CO-PORTFOLIO MANAGER

EDUCATION

Chartered Financial Analyst (CFA) designation
Rochester Institute of Technology MBA Finance
Rochester Institute of Technology BS with Honors, Biology

SPECIALIZATIONS

Jerry is responsible for constructing and maintaining portfolios for individual and institutional clients. He also leads the equity research process and manages analyst development.

GENERAL BACKGROUND

Joined QCI in 2001 after having served as an Analyst in the New Business Development Group in Kodak's Health Imaging Division.

Item 2.        CODE OF ETHICS.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	There have been no substantive amendments during the period covered by this report.
(e)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(d)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.
As of the date of this report, September 30, 2015, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.

Item 4.            PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the registrant for the fiscal years ended September 30, 2014 and September 30, 2015 are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLP ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2014	2015
QCI Balanced Fund	$8,400	$11,250

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended September 30, 2014 and September 30, 2015 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal years ended September 30, 2014 and September 30, 2015 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of the fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2014	2015
QCI Balanced Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)	The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended September 30, 2014 and September 30, 2015 was $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
    Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
    Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
    Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
    Not applicable.

Item 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
    None.

Item 11.        CONTROLS AND PROCEDURES.
(a)	The Principal Executive Officer and Principal Financial Officer has concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.        EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/ Katherine M. Honey
Date: December 10, 2015	Katherine M. Honey President and Principal Executive Officer QCI Balanced Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Katherine M. Honey
Date: December 10, 2015	Katherine M. Honey President and Principal Executive Officer QCI Balanced Fund

By: (Signature and Title)	/s/ Ashley E. Harris
Date: December 10, 2015	Ashley E. Harris Treasurer and Principal Financial Officer QCI Balanced Fund